UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2022

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders (the "Annual Meeting") of the Company was held on April 27, 2022. The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below:
As of February 28, 2022, there were 524,409,717 common shares of the Company entitled to vote at the Annual Meeting. Each such share was entitled to one vote. There were present at the Annual Meeting, in person or by proxy, holders of 389,154,229 common shares representing more than a majority of the voting power and constituting a quorum.
At the Annual Meeting, the shareholders voted on the following items:
Proposal No. 1: Election of Directors
All of the Company's nominees were elected as directors by the votes indicated below for a term that will expire on the date of the 2023 annual meeting of Shareholders:

NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
Lourenco Goncalves	231,552,754	33,498,091	124,103,384
Douglas C. Taylor	194,418,342	70,632,503	124,103,384
John T. Baldwin	198,725,769	66,325,076	124,103,384
Robert P. Fisher, Jr.	262,658,179	2,392,666	124,103,384
William K. Gerber	263,347,081	1,703,764	124,103,384
Susan M. Green	261,035,152	4,015,693	124,103,384
Ralph S. Michael, III	197,191,005	67,859,840	124,103,384
Janet L. Miller	262,532,555	2,518,290	124,103,384
Gabriel Stoliar	263,302,925	1,747,920	124,103,384
Arlene M. Yocum	263,186,197	1,864,648	124,103,384
Proposal No. 2: Approval, on an Advisory Basis, of the Named Executive Officers' Compensation
This proposal, which was on an advisory basis, received an affirmative vote of a majority of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote. The voting results were as follows:

FOR	166,353,283
AGAINST	96,626,555
ABSTAIN	2,071,007
BROKER NON-VOTES	124,103,384

Proposal No. 3: Ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2022
This proposal received an affirmative vote of more than a majority of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote. The voting results were as follows:

FOR	384,307,521
AGAINST	2,755,252
ABSTAIN	2,091,456

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.
Exhibit Number	Description

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	April 29, 2022	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Human Resources, Chief Legal and Administrative Officer & Secretary
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